Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
20 January 2016
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it had the following relevant securities held and in issue outside treasury as of the close of business on 19 January 2016:
•252,774,532 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•582,547,489 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,594 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,919 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has acquired shares, pursuant to the exercise of a call option entered into on 14 December 2015, in 131,942 Liberty Global Class C ordinary shares of $0.01 each.
Liberty Global further announces that, pursuant to entering into a call spread transaction on 19 January 2016, it has acquired interests in 159,813 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $31.29. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
19 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	159,813	Zero	European	22 February 2016
		Call option	Written	159,813	31.86	European
15 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	157,881	Zero	European	19 February 2016
		Call option	Written	157,881	32.25	European
14 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	153,224	Zero	European	18 February 2016
		Call option	Written	153,224	33.23	European

13 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,308	Zero	European	17 February 2016
		Call option	Written	152,308	33.43	European
12 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	148,661	Zero	European	16 February 2016
		Call option	Written	148,661	34.25	European
11 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	144,855	Zero	European	12 February 2016
		Call option	Written	144,855	35.15	European
8 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	135,959	Zero	European	11 February 2016
		Call option	Written	135,959	37.45	European
7 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	133,604	Zero	European	10 February 2016
		Call option	Written	133,604	38.11	European
6 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	129,989	Zero	European	09 February 2016
		Call option	Written	129,989	39.17	European
5 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	128,318	Zero	European	08 February 2016
		Call option	Written	128,318	39.68	European
4 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	127,451	Zero	European	05 February 2016
		Call option	Written	127,451	39.95	European
31 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,782	Zero	European	04 February 2016
		Call option	Written	125,782	40.48	European
30 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	131,465	Zero	European	03 February 2016
		Call option	Written	131,465	38.73	European
29 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	132,011	Zero	European	02 February 2016
		Call option	Written	132,011	38.57	European
28 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	134,344	Zero	European	01 February 2016
		Call option	Written	134,344	37.90	European
24 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	133,150	Zero	European	29 January 2016
		Call option	Written	133,150	38.24	European
23 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	134,664	Zero	European	28 January 2016
		Call option	Written	134,664	37.81	European
22 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	135,705	Zero	European	27 January 2016
		Call option	Written	135,705	37.52	European

21 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	135,741	Zero	European	26 January 2016
		Call option	Written	135,741	37.51	European
18 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	133,604	Zero	European	25 January 2016
		Call option	Written	133,604	38.11	European
17 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	130,522	Zero	European	22 January 2016
		Call option	Written	130,522	39.01	European
16 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	129,823	Zero	European	21 January 2016
		Call option	Written	129,823	39.22	European
15 December 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	131,874	Zero	European	20 January 2016
		Call option	Written	131,874	38.61	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

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